UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2008

RAM ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(918) 663-2800

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 17, 2008, the Registrant issued a press release disclosing its financial condition and results of its operations as of and for the year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item by reference. This information (including the Exhibit) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press Release dated March 17, 2008 regarding the Registrant’s financial condition and results of its operations as of and for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 18, 2008	RAM ENERGY RESOURCES, INC.

By:	LARRY E. LEE
Name: Larry E. Lee
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release dated March 17, 2008 regarding the Registrant’s financial condition and results of its operations as of and for the year ended December 31, 2008.	Filed herewith electronically